              As filed with the Securities and Exchange Commission
                                On July 30, 2003

                      1933 Act Registration Number 33-66714
                                                   --------
                      1940 Act Registration Number 811-7918
                                                   --------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 10

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 11

                              Weitz Partners, Inc.
    -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
                          (Address of Principal Office)

               Registrant's Telephone Number, including Area Code:
                                  402-391-1980

                                Wallace R. Weitz
                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
    -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                            Patrick W.D. Turley, Esq.
                                     Dechert
                                 1775 Eye Street
                              Washington, DC 10007

        It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

--------------------------------------------------------------------------------

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Fund and its policies. The SAI, which has been filed with the Securities and Exchange Commission is incorporated by reference. Additional information about the Fund's investments is available in the Fund's Annual, Semi-annual and Quarterly Reports. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and reports are available without charge, upon request.

You may request information, make inquiries or find additional information about the Fund as follows:

- By telephone:
      800-232-4161

- By mail:
      Weitz Funds
      One Pacific Place, Suite 600
      1125 South 103rd Street
      Omaha, Nebraska 68124-6008

- On the Internet:
      Weitz Funds
      http://www.weitzfunds.com

      SEC
      http://www.sec.gov

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Fund are available from the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-7918

                              WEITZ PARTNERS, INC.

                              PARTNERS VALUE FUND

                            ------------------------
                            ------------------------

                                   PROSPECTUS


                                 JULY 30, 2003

                           -------------------------
                           -------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                   ------------------------------------------
                   ------------------------------------------

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                               TABLE OF CONTENTS


  Weitz Partners Value Fund Summary...........................         3
    Investment Objective......................................         3
    Summary: Investment Strategies............................         3
    Summary: Related Risks....................................         3
  Fund Performance............................................         4
  Fund Expenses...............................................         6
  More About the Partners Value Fund..........................         7
    Investment Objective......................................         7
    Investment Strategies.....................................         7
    Related Risks.............................................         7
  Purchasing Shares...........................................         9
    Opening a Regular New Account.............................         9
    Opening a Retirement Account..............................         9
    Purchasing Shares of the Fund.............................        10
    Purchasing Through Others.................................        11
    Changing Your Address.....................................        11
    Confirmations and Shareholder Reports.....................        12
    Important Information About Procedures for Opening an
      Account.................................................        12
    Telephone Communications..................................        12
    Account Access Information................................        12
  Redeeming Shares............................................        13
    Redemption Procedures.....................................        13
    Redemption Payments.......................................        14
    Signature Guarantees......................................        14
    Other Redemption Information..............................        15
  Exchanging Shares...........................................        16
  Pricing of Shares...........................................        17
  Distributions and Taxes.....................................        18
    Shareholder Distributions.................................        18
    Taxation of Distributions.................................        18
    Taxation of Sales and Exchanges...........................        18
    Backup Withholding........................................        19
    Buying Shares Prior to a Distribution.....................        19
  Management..................................................        20
    Investment Adviser........................................        20
    Portfolio Manager.........................................        20
    Fund Distributor..........................................        20
  Additional Information......................................        21
    Code of Ethics............................................        21
    Fund Custodian............................................        21
    Fund Sub-Transfer Agent...................................        21
    Fund Auditor..............................................        21
    Fund Legal Counsel........................................        21
  Financial Highlights........................................        22


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   --------------------------------------------------------------------------

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                       WEITZ PARTNERS VALUE FUND SUMMARY

INVESTMENT OBJECTIVE

The Partners Value Fund's primary investment objective is capital appreciation.

SUMMARY: INVESTMENT STRATEGIES

The Partners Value Fund (the "Fund") seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. The Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are desirable. The Fund's investment strategy (which is called "value investing") is to invest primarily in the common stocks of sound, growing, well-managed businesses. In implementing this strategy, Wallace R. Weitz & Company ("Weitz & Co."), the Fund's investment adviser, attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

SUMMARY: RELATED RISKS

An investment in the Fund involves certain risks. As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.


Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.


There can be no assurance that the Fund will meet its investment objective.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years and for the period since inception compared to those of a broad-based securities market index. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of Weitz Partners II, a Nebraska limited partnership as of December 31, 1993.* In considering the information set forth below you should remember that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

INVESTMENT RESULTS

                         CALENDAR YEAR TOTAL RETURNS**

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993                                                          23.0%
1994                                                          -9.0%
1995                                                          38.7%
1996                                                          19.2%
1997                                                          40.6%
1998                                                          29.1%
1999                                                          22.1%
2000                                                          21.1%
2001                                                          -0.9%
2002                                                          -17.0%

Best Quarter in last ten years    16.6%  1st Quarter 1998
Worst Quarter in last ten years  -13.3%  2nd Quarter 2002

The Partners Value Fund's year-to-date return for the three months ended March 31, 2003 was -4.3%.

* The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the partnership and Wallace R. Weitz, the Fund's portfolio manager, was also the general partner and portfolio manager for the partnership. The partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the partnership had been registered under the 1940 Act, the performance of the partnership may have been adversely affected.


** Includes performance of the Fund's predecessor entity, Weitz Partners II for the period January 1, 1993 to December 31, 1993.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2002)



                                                                            SINCE PARTNERS
                                                                            VALUE INCEPTION                     SINCE INCEPTION
                                       1 YEAR              5 YEARS           JAN. 1, 1994        10 YEARS       (JUNE 1, 1983)
                                   ---------------      --------------      ---------------      ---------      ---------------
Return Before Taxes..............          -16.99%               9.44%          14.24%            15.09%*          15.19%**
Return After Taxes on
  Distributions..................          -17.21%               7.60%          12.04%             N.A.              N.A.
Return After Taxes on
  Distributions and Sale of Fund
  Shares.........................          -10.33%               7.28%          11.23%             N.A.              N.A.

Comparative Index:
  (reflects no deduction for
  fees, expenses, or taxes)

Standard & Poor's 500 Index***             -22.09%              -0.56%           9.26%             9.34%            12.03%



* Includes performance of the Fund's predecessor entity, Weitz Partners II for the period January 1, 1993 to December 31, 1993.

** Includes performance of the Fund's predecessor entity, Weitz Partners II for the period June 1, 1983 to December 31, 1993.

***The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies.


CALCULATION METHOD FOR AFTER-TAX RETURNS

The after-tax returns shown in the table above depict past performance information and were calculated in accordance with the Securities and Exchange Commission rules using the following assumptions:

- After-tax returns are calculated using the highest historical individual federal income marginal tax rates for each taxable component of the distribution.

- Distributions were reinvested after deducting the taxes due on those distributions.

- Holding periods were determined based on the actual purchase and distribution dates.

- "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.

- "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.

- The calculations do not include state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.

- After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                 FUND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum Sales Charge (Load) Imposed on Purchases                 None
    Maximum Deferred Sales Charge (Load)                             None
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends                                                      None
    Redemption Fee                                                   None
    Exchange Fee                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

    Management Fees                                                 1.00%
    Distribution Fees                                                None
    Other Expenses(1)                                                .13%
                                                                    -----
    Total Annual Fund Operating Expenses                            1.13%



EXAMPLE

This example is intended to help you compare the cost     1 year       $  115
of investing in the Fund with the cost of investing in   3 years          359
other mutual funds. The example assumes that you         5 years          622
invest $10,000 in the Fund for the time periods         10 years        1,375
indicated and then redeem all shares at the end of
those periods. The example also assumes that your
investment has a 5% return each year and that the
Fund's operating expenses remain the same. Although
your actual costs may be higher or lower, based on
these assumptions, your costs would be:



        (1) The expense information has been adjusted to reflect a new administrative fee schedule which will be effective August 1, 2003.

--------------------------------------------------------------------------------
                       MORE ABOUT THE PARTNERS VALUE FUND

INVESTMENT OBJECTIVE

The Fund's primary investment objective is capital appreciation.

INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz & Co., the Fund's investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or nonconvertible securities may be investment grade, non-investment grade or unrated. The Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are desirable.

The Fund's investment strategy (which is called "value investing") is to invest primarily in the common stocks of sound, growing, well-managed businesses. In implementing this strategy Weitz & Co. attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

At the heart of the calculation of value is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company's "franchise" in its market or a combination of these variables, depending on the nature of the business. Weitz & Co. then tries to buy shares of the company's stock at a significant discount to this "private market value." Weitz & Co. hopes that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

Weitz & Co. does not try to "time" the market, but if there is cash available for investment and there are not stocks which meet the Fund's investment criteria or if Weitz & Co. determines market conditions warrant, the Fund may invest without limitation in cash or high quality fixed income securities for temporary defensive purposes. In the event that the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

RELATED RISKS

You should be aware that an investment in the Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- FUND IS NONDIVERSIFIED Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.


- INVESTMENT IN UNDERVALUED SECURITIES Under-valued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.


- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fund will meet its investment objective.

In making investment decisions, Weitz & Co. distinguishes between two types of risk:

- Stock Price Volatility; and

- The Risk of Permanent Loss of Capital.

Academic studies and most financial journals and advisers equate volatility and risk. They measure the historical volatility of a stock or a fund as a percentage of the volatility of an index, such as the S&P 500, and calculate a ratio, called a "beta." A fund with a beta of 0.50 has been 50% as volatile as the index over the measuring period. A beta of 1.00 indicates the fund and the index have been equally volatile.

Some of the stocks the Fund will own will be very volatile (high beta). Furthermore, the Fund has, at times, been relatively concentrated in a few industries, which means it is likely to exhibit short-term performance that is very different from the S&P 500. The difference may be positive or negative, but in either event, the result could be a high portfolio beta. Since the Fund focuses on long-term total return (income plus capital gains), we are not as concerned with short-term volatility, or beta.

We ARE concerned with the risk of PERMANENT loss. We believe that by focusing on the value of the underlying business and being disciplined about buying stocks only when they appear to be selling below the company's business value, we enjoy what Benjamin Graham (sometimes known as the father of "value" investing) called a "margin of safety." The margin of safety reduces, but does not eliminate, risk. However, we will make mistakes in measuring value, business values may deteriorate after we buy, and stocks may sell below their business values indefinitely, so we cannot avoid incurring losses. Also, since our investment approach leads us to invest in stocks which are not currently popular, the Fund is subject to extended periods during which its stocks under-perform others or display volatile price movements.

--------------------------------------------------------------------------------
                               PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

You can open a new account by:

- Completing and signing a Weitz Funds purchase application;


- Enclosing a check made payable to Weitz Partners, Inc. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;


- Mailing the application and the check to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320


        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 5th Floor
        Kansas City, Missouri 64105


- Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT OR A RETIREMENT ACCOUNT, INCLUDING AN IRA, IS $25,000. THERE IS CURRENTLY NO SUBSEQUENT MINIMUM INVESTMENT.

The Fund reserves the right, in its sole discretion, to reject any order or subsequent purchase, to waive initial and subsequent investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Fund and are not binding until so accepted.


National Financial Data Services ("NFDS") is the sub-transfer agent for the Fund. Any checks received in Omaha will be forwarded to NFDS in Kansas City and be processed when they are received by NFDS.


OPENING A RETIREMENT ACCOUNT

Certain individuals may be eligible to open a traditional IRA, a Roth IRA or a SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Fund. You can request information about establishing an IRA by calling the Fund at 402-391-1980 or 800-232-4161. After reviewing the material, you may open an IRA account by:

- Completing the IRA application and the transfer form, if applicable;

- Mailing the forms to the address shown above.

IRA accounts may be charged an annual maintenance fee.

Shares of the Fund may also be purchased as an investment in other types of pension or profit sharing plans. Although the Fund will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of the Fund.

PURCHASING SHARES OF THE FUND


You pay no sales charge when you purchase shares of the Fund. The price you pay for Fund shares is the Fund's net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. If your purchase request in good order is received on any day prior to such time, your purchase will be the net asset value calculated on that day. If your purchase request in good order is received on any day after such time, your purchase price will be the net asset value calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You can purchase shares in the following manner:


    BY MAIL.  You can purchase additional shares in an existing account by:


- Sending a check made payable to Weitz Partners, Inc. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;


- Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

- Mailing the check and remittance stub to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320


        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 5th Floor
        Kansas City, Missouri 64105


If the remittance stub is not available, please indicate on your check or on a separate piece of paper the account name, your address and your account number. If you are purchasing shares for a new account, please see the procedures described above under the heading "Opening a Regular New Account."

If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by the Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming the appropriate amount from your account.

    BY WIRE.  You can purchase shares with payment by bank wire by:

- Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

- Instructing the bank to wire funds as follows:

        State Street Bank & Trust
        ABA# 101003621
        DDA# 8907561075
        Weitz Funds Purchase Account
        For credit to: Fund 331
        For the account of: Your Account Number and Name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to the Fund at the address set forth above PRIOR to your purchase.

Wired funds are considered received on the day they are deposited in the Fund's account. If funds are deposited on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) you will receive the net asset value calculated on that day. If funds are deposited after such time, you will receive the net asset value calculated on the next business day.

THE FUND WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

    BY AUTOMATIC INVESTMENT. At the time you open an account you can choose to make automatic investments in Fund shares (minimum investment of $100) at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:

- Completing the Automatic Investment Account Option on the purchase application; and

- Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by the Fund at least 15 days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Weitz Funds that must be received at least three business days before the effective date of the change.

If your automatic investment transaction is returned by the bank, the Fund may hold you responsible for any costs to the Fund resulting from (i) fees charged to the Fund or (ii) a decline in the net asset value when the shares issued are canceled.

PURCHASING THROUGH OTHERS

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.


Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.


CHANGING YOUR ADDRESS

You can change the address on your account by sending a written request to the Fund. Your written request must be signed by ALL registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Fund, redemptions from an account are not allowed unless the written request to change an address has been received by the Fund at least 15 days prior to the redemption request.

CONFIRMATIONS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Fund. At the end of each calendar quarter you will receive a statement which will include information on activity in your account.


You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.


The Fund also provides quarterly shareholder reports which include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The semi-annual report will also include unaudited financial statements. The annual report will include the Fund's audited financial statements for the previous fiscal year.

To reduce the volume of mail you receive, the Fund will send a single copy of most financial reports and prospectuses to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying the Weitz Funds.


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund must obtain the following information for each person who opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (post office boxes are still permitted for mailing); and

- Social Security Number, Taxpayer Identification Number or other identifying number.

Following receipt of your information, the Fund is required to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003 FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE IS RECEIVED AND THE FUND CAN VERIFY THE IDENTITY OF THE NEW ACCOUNT OWNER. THE FUND MAY BE REQUIRED TO NOT OPEN YOUR ACCOUNT, CLOSE YOUR ACCOUNT OR TAKE OTHER STEPS AS WE DEEM REASONABLE IF WE ARE UNABLE TO VERIFY YOUR IDENTITY.


TELEPHONE COMMUNICATIONS

Telephone conversations with the Fund may be recorded or monitored for verification, recordkeeping and quality assurance purposes.


ACCOUNT ACCESS INFORMATION

You may obtain personal account information:

- On the Fund's website, www.weitzfunds.com;

- By calling Client Services at 402-391-1980 or 800-304-9745 between 8:00 a.m. and 4:30 p.m. (Central Time); or

- By calling the 24-hour automated customer service line at 800-773-6472.

--------------------------------------------------------------------------------
                                REDEEMING SHARES

REDEMPTION PROCEDURES


You can redeem shares of the Fund at any time in the following manner:

    BY WRITTEN REQUEST. You can redeem shares of the Fund by sending a redemption request in writing to the Weitz Funds. A written redemption request in good order should include the following:

- Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares);

- The signature of ALL account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be by an authorized person with an indication of the capacity in which such person is signing;

- A signature guarantee, if required; and

- Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.) You can call Client Services at 402-391-1980 or 800-304-9745 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320

        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9(th), 5(th) Floor
        Kansas City, Missouri 64105

        FAX NUMBER: 402-391-2125

    BY TELEPHONE REQUEST. If you have an individual account directly with the Fund, you can redeem shares of the Fund over the telephone up to a maximum amount of $100,000. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling 402-391-1980 or 1-800-232-4161. If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

- Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares); and

- Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. The Weitz Funds reserve the right to (i) refuse a telephone redemption if they believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine.

Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request in good order is received on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request in good order is received after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with the Fund before a redemption request will be accepted. In addition, the Fund must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared.

You can call Client Services at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.


REDEMPTION PAYMENTS

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the Fund's receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Fund accompanied by a signature guarantee. The Fund reserves the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and the Fund, redemptions from an account are not allowed unless the written request to change an address has been received by the Fund at least 15 days prior to the redemption request.

A redemption of shares is treated as a sale for tax purposes which will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.


If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the then current net asset value.


SIGNATURE GUARANTEES


The Fund reserves the right to require a signature guarantee on all redemptions. Signature guarantees are generally REQUIRED in the following circumstances:


- A redemption request which is payable to anyone other than the shareholder of record;

- A redemption request which is to be mailed to an address other than the address of record;

- A redemption request which is payable to a bank account other than the bank account of record; and

- Instructions to establish or change wire instructions.

A SIGNATURE-GUARANTEED REQUEST MAY NOT BE SENT BY FACSIMILE.

A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

OTHER REDEMPTION INFORMATION

Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

The Fund may suspend redemptions or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U. S. Securities and Exchange Commission.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES


You can exchange shares of the Fund for shares of a portfolio of another fund in the Weitz Funds family of funds. EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:

- If you are exchanging for shares of another fund in the Weitz Funds family of funds and do not currently have an account in that fund, you can request a Prospectus for that fund by calling 402-391-1980 or 800-232-4161;

- Provide the name of the fund, the account name, account number and the dollar amount of shares to be exchanged; and

- Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone exchange as proof of your trade.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange involves the redemption of shares from the Fund and the purchase of shares of the other fund and any gain or loss on the redemption will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Weitz Funds reserve the right to revise or terminate the telephone exchange privilege at any time.


YOU SHOULD PURCHASE SHARES OF THE FUND ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Fund reserves the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders.

--------------------------------------------------------------------------------
                               PRICING OF SHARES

The Fund's net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

- New Year's Day

- Martin Luther King, Jr. Day

- Presidents' Day

- Good Friday

- Memorial Day

- Independence Day

- Labor Day

- Thanksgiving

- Christmas

The Fund's net asset value is generally based on the market value of the securities in the Fund. If market values are not available, the fair value of securities is determined using procedures approved by the Fund's Board of Directors.

--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES

SHAREHOLDER DISTRIBUTIONS

You will receive distributions from the Fund which are your share of the Fund's net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions are generally paid in June and December of each year.

You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you must notify the Fund in writing. Cash payment of distributions, if requested, will generally be mailed within five days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.


If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution proceeds in your account at the then current net asset value.


TAXATION OF DISTRIBUTIONS


The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by the Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Distributions are taxable regardless of how long you have owned shares of the Fund and whether your distributions are reinvested in shares of the Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities the Fund owned for more than 12 months generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

Early each calendar year the Fund will send you the information you will need to report on your tax return the amount and type of distributions you receive.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.


TAXATION OF SALES AND EXCHANGES


If you sell shares of the Fund or exchange shares of the Fund for shares of another fund in the Weitz Funds family of funds, you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.



BACKUP WITHHOLDING



Federal law requires the Fund to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling 402-391-1980 or 800-232-4161.


BUYING SHARES PRIOR TO A DISTRIBUTION

You should consider the tax implications of buying shares immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

--------------------------------------------------------------------------------
                                   MANAGEMENT

INVESTMENT ADVISER

Wallace R. Weitz & Company is the Fund's investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to the Fund and is responsible for the overall management of the Fund's business affairs, subject to the supervision of the Fund's Board of Directors. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, four portfolios of Weitz Series Fund, Inc., three investment limited partnerships and certain individual accounts.

The annual fee schedule for the Fund is as follows:

      AVERAGE DAILY NET ASSET BREAK POINTS

                     LESS THAN OR
     GREATER THAN      EQUAL TO        RATE
    --------------  --------------   --------
    $            0  $2,500,000,000       1.00%
     2,500,000,000   5,000,000,000       0.90%
     5,000,000,000                       0.80%


The Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses to the extent of the advisory fee paid if expenses, excluding taxes, interest and brokerage commissions, exceed 1.50% of the Fund's annual average daily net assets.


Weitz & Co. also provides administrative services to the Fund pursuant to an Administration Agreement which provides that the Fund will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Fund.

Weitz & Co. has contracted with National Financial Data Services to serve as a sub-transfer agent for the Fund.

PORTFOLIO MANAGER

Wallace R. Weitz, a Chartered Financial Analyst, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weitz has been portfolio manager for the Fund since its inception. Prior to founding the investment adviser in 1983, he served as an account executive and securities analyst with G.A. Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983).

FUND DISTRIBUTOR


The Fund is distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co., the Fund's investment adviser. Shares of the Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

CODE OF ETHICS

The Fund, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

- Requires all employees to obtain preclearance before executing any personal securities transactions;

- Requires all employees to report their personal securities transactions at the end of each quarter;

- Requires all employees to report their personal securities holdings annually;

- Restricts employees from executing personal trades in a security if there are any pending orders in that security by the Fund;

- Restricts portfolio managers from executing personal trades in a security for a period of seven days before and seven days after a transaction in that security by any fund managed by that portfolio manager; and

- Prohibits employees from profiting from the purchase and sale of the same security within a period of 60 days.

The Fund's Board of Directors reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. The Fund's Code of Ethics is on public file with and available from the Securities and Exchange Commission.

FUND CUSTODIAN

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for the Fund.

FUND SUB-TRANSFER AGENT

National Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for the Fund.

FUND AUDITOR

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 is the independent certified public accountant and auditor for the Fund.

FUND LEGAL COUNSEL

Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401 is the Fund's legal counsel.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The table is part of the Fund's financial statements, which are included in its annual report and are incorporated by reference into the Fund's Statement of Additional Information (available upon request). The financial statements in the annual report for the periods ended after 1998 were audited by PricewaterhouseCoopers LLP, the Fund's independent accountants.


                                                                          THREE MONTHS           YEAR ENDED
                                         YEAR ENDED MARCH 31,                ENDED              DECEMBER 31,
                                ---------------------------------------    MARCH 31,     ---------------------------
                                    2003           2002         2001         2000**          1999           1998
                                ------------   ------------   ---------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                          $   20.79      $   21.27     $  18.75     $   20.02      $   17.68      $   15.45
                                 ---------      ---------     ---------    ---------      ---------      ---------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:

  Net investment income               0.06           0.13         0.31          0.08           0.21           0.06
  Net gain (loss) on
    securities (realized and
    unrealized)                      (4.27)         (0.14)        3.67         (0.43)          3.42           4.00
                                 ---------      ---------     ---------    ---------      ---------      ---------
  Total from investment
    operations                       (4.21)         (0.01)        3.98         (0.35)          3.63           4.06
                                 ---------      ---------     ---------    ---------      ---------      ---------

LESS DISTRIBUTIONS:

  Dividends from net
    investment income                (0.05)         (0.21)       (0.30)        (0.20)         (0.05)         (0.16)
  Distributions from realized
    gains                            (0.12)         (0.26)       (1.16)        (0.72)         (1.24)         (1.67)
                                 ---------      ---------     ---------    ---------      ---------      ---------
  Total distributions                (0.17)         (0.47)       (1.46)        (0.92)         (1.29)         (1.83)
                                 ---------      ---------     ---------    ---------      ---------      ---------

NET ASSET VALUE, END OF PERIOD   $   16.41      $   20.79     $  21.27     $   18.75      $   20.02      $   17.68
                                 =========      =========     =========    =========      =========      =========

TOTAL RETURN                        (20.3%)         (0.1%)       21.9%         (1.8%)+        22.1%          29.1%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 ($000)                          2,203,585      3,136,878     2,394,547    1,241,628      1,143,374        292,331

Ratio of expenses to average
 net assets                          1.10%          1.08%        1.13%         1.19%*         1.24%          1.25%

Ratio of net investment income
 to average net assets               0.35%          0.69%        1.77%         1.77%*         1.57%          0.34%

Portfolio turnover rate                20%            10%          29%            5%+           29%            36%


 * Annualized
 + Not Annualized
** The Fund changed its fiscal year end from December 31 to March 31 in this period.

                              WEITZ PARTNERS, INC.

                               PARTNERS VALUE FUND


                                   ----------


                       STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 30, 2003


This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of Weitz Partners, Inc. dated July 30, 2003. The Fund's financial statements for the period ended March 31, 2003 included in its Annual Report are incorporated by reference into this Statement of Additional Information. Copies of the Annual Report and the Prospectus may be obtained from the Fund without charge by calling 1-800-232-4161 or by contacting the Fund at 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Fund History                                                                  3
Investment Objective, Policies and Restrictions                               3
       Classification                                                         3
       Investment Objective and Strategy                                      3
       Securities and Other Investment Practices                              4
       Fundamental Investment Restrictions                                    8
       Portfolio Turnover                                                     9
Management of the Fund                                                       10
       Directors and Officers of the Fund                                    10
       Compensation Table                                                    12
       Ownership of Fund Shares By Director                                  12
       Other Information Concerning the Board of Directors                   13
       Proxy Voting Policy                                                   14
Principal Holders of Securities                                              15
Investment Advisory and Other Services                                       15
       Investment Adviser and Distributor                                    15
       Administrator                                                         16
       Sub-Transfer Agent                                                    17
       Custodian                                                             17
       Auditor                                                               18
       Legal Counsel                                                         18
Portfolio Transactions and Brokerage Allocation                              18
Organization and Capital Structure                                           19
       General                                                               19
       Shareholder Meetings                                                  19
Purchasing Shares                                                            20
       Important Information About Procedures for Opening an Account         20
Pricing of Shares                                                            21
Redemption of Shares                                                         22
Taxation                                                                     22
       Tax Status of the Fund                                                23
       Distributions in General                                              23
       Dispositions                                                          24
       Backup Withholding                                                    25
       Other Taxation                                                        25
       Fund Investments                                                      25
Calculation of Performance Data                                              27
Financial Statements                                                         28
Appendix A-
   Ratings of Corporate Obligations and Commercial Paper                     29

                                  FUND HISTORY

Weitz Partners, Inc. is a Nebraska corporation whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. At the present time the only series is the Partners Value Fund (the "Fund").

On December 31, 1993 the Fund succeeded to substantially all of the assets of Weitz Partners II-Limited Partnership, a Nebraska investment limited partnership formed in May of 1983. Wallace R. Weitz, the portfolio manager of the Fund, was the General Partner of the partnership and managed its assets according to investment objectives and policies materially equivalent to those of the Fund.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

CLASSIFICATION

The Fund is a nondiversified, open-end investment management company as defined in the Investment Company Act of 1940. Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds. The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Wallace R. Weitz & Company ("Weitz & Co."), the Fund's investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or nonconvertible securities may be investment grade, non-investment grade or unrated.

The Fund's investment strategy (which is called "value investing") is to (1) identify attractive businesses that the investment adviser can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

The Fund has, however, adopted a policy which allows the Fund to invest for temporary defensive purposes a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality United States Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market mutual fund shares when Weitz & Co., believes that prevailing market or economic conditions warrant such a temporary defensive investment position. Securities issued or guaranteed by the United States Government may include, for example, treasury bills, notes and bonds which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Government National Mortgage Association (GNMA) and the Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Fund has adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Board of Directors of the Fund.

INDUSTRY CONCENTRATION Although the Fund has adopted a fundamental investment restriction which does not allow the Fund to concentrate its investments in any one industry, it reserves the right to invest up to 25% of the value of its net assets in the securities of companies principally engaged in a particular industry.

CONVERTIBLE SECURITIES In addition to common stocks, the Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

OTHER SECURITIES Although the Fund primarily invests in common stocks and securities convertible into common stocks, it may also invest in other securities, including preferred stock and debt securities, which Weitz & Co. determines may offer the opportunity for capital appreciation. Such convertible or nonconvertible securities may or may not be rated investment grade or may be unrated. The Fund will not invest more than 15% of its assets in securities that are non-investment grade or unrated. Generally investment grade securities are those with a rating of BBB or better by Standard and Poor's or Baa or better by Moody's. A complete description of the Standard and Poor's and Moody's ratings of securities is attached as Appendix A.

Securities rated BBB/Baa are considered "investment grade" by the financial community, but are described by Standard & Poor's and Moody's as "medium grade obligations" which have "speculative characteristics." The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk. Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

The market value of debt securities is significantly affected by changes in interest rates. In general, prices on such securities rise when interest rates fall and fall when interest rates rise. Generally the longer the average maturity of the debt security in the Fund's investment portfolio, the more the share price of the Fund will fluctuate in response to interest rate changes.


Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Fund. The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities. In addition, the liquidity of these lower-rated or unrated securities may be affected by the market's perception of their credit quality. Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market. Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.


INVESTMENT COMPANY SHARES The Fund may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940. The Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. Investing in the securities of other investment companies indirectly results in the investor paying not only the advisory and related fees of the Fund, but also advisory and related fees of the other investment company.


FOREIGN SECURITIES The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio. While the Fund does not intend to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.


Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

COVERED CALL OPTIONS The Fund may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the Fund's income since it receives a premium for writing the option. If the Fund writes covered call options, the underlying security will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Fund will forego any opportunity for appreciation in such securities during the term of the option. The Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

BANK OBLIGATIONS The Fund may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances, which evidence the banking institution's obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

COMMERCIAL PAPER The Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody's or A-1 by Standard & Poor's, or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's. See Appendix A for a description of ratings.

WHEN ISSUED OR FORWARD COMMITMENT TRANSACTIONS The Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. To the extent the Fund enters into such forward commitments, it will maintain a segregated account with the Custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.


SHORT SALES, PUT AND CALL OPTIONS The Fund may engage in short sales and buy and sell put and call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares held long.


Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1. Underwrite the securities of other issuers, except the Fund may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3.   Purchase or sell commodities or commodity futures contracts.

     4. Issue any senior securities (as defined in the Investment Company Act of 1940) other than as set forth in restriction number 6.

     5. Make loans to other persons except by the purchase of a portion of an issue of publicly traded bonds, debentures or other debt securities; provided, however, that the

          Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities, subject to the restrictions applicable to the purchase of restricted or illiquid securities.

     6. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total net assets at the time any borrowing is made.

     7. Purchase securities on margin; provided, however the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     8. Participate on a joint or joint and several basis in any securities trading account.

     9. Invest in companies for the purpose of exercising management or control.

     10. Invest more than 25% of the value of its net assets in the securities of any one industry.

     11. As to 50% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in U.S. Government Securities) nor own more than 10% of the outstanding voting securities of any one issuer.

     12. Adopt any investment objective other than as described above under the caption "Investment Objective and Strategy."

PORTFOLIO TURNOVER


The portfolio turnover rate for the Fund is the ratio of the lesser of annual purchases or sales of securities for the Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The portfolio turnover for the Fund for the periods ended March 31, 2003 and March 31, 2002 was 20% and 10%, respectively. The Fund does not expect to have a portfolio turnover rate in excess of 100%. The portfolio turnover rate will not be a limiting factor when Weitz & Co. deems portfolio changes appropriate. The higher a portfolio's turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUNDS

The Board of Directors of the Fund is responsible for managing the business and affairs of the Fund including overseeing the Fund's officers who actively supervise the day to day operations of the Fund. Each director serves until a successor is elected and qualified or until resignation. Each officer is elected annually by the directors.

There are currently six members of the Board of Directors, four of whom are not considered to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 (the "independent directors"). The Board exercises all of the rights and responsibilities required by, or made available under, Nebraska corporate law. The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

The following table sets forth certain information with respect to the directors and officers of the Fund:

                              INTERESTED DIRECTORS*


Wallace R. Weitz (Age: 53)

Position(s) Held with Fund: President; Treasurer; Portfolio
  Manager; Director
Length of Service (Beginning Date): Weitz Series Fund, Inc.
  (and predecessor Weitz Value Fund) - January, 1986, Weitz
  Partners, Inc. - July, 1993
Principal Occupation(s) During Past 5 Years: President, Wallace R.
  Weitz & Company, Weitz Series Fund, Inc., Weitz Partners, Inc.
Number of Portfolios Overseen in Fund Complex: 5
Other Directorships: N/A


Thomas R. Pansing, Jr. (Age: 58)

Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
  Inc. (and predecessor Weitz Value Fund) - January, 1986,
  Weitz Partners, Inc. - July, 1993
Principal Occupation(s) During Past 5 Years: Partner, Gaines
  Pansing & Hogan
Number of Portfolios Overseen in Fund Complex: 5
Other Directorships: N/A

*Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is considered an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940 (an "interested director"). Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an "interested director".

                              INDEPENDENT DIRECTORS


Lorraine Chang (Age: 52)

Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. and
  Weitz Partners, Inc. - June, 1997
Principal Occupation(s) During Past 5 Years: Partner, The Public
  Strategies Group 1999-Present; Independent Consultant 1995-1999
Number of Portfolios Overseen in Fund Complex: 5
Other Directorships: N/A


John W. Hancock (Age: 55)

Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc.
  (and predecessor Weitz Value Fund) - January, 1986,
  Weitz Partners, Inc. - July,1993
Principal Occupation(s) During Past 5 Years: Partner, Hancock & Dana Number of Portfolios Overseen in Fund Complex: 5
Other Directorships: N/A


Richard D. Holland (Age: 81)

Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. and
  Weitz Partners, Inc. - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 5
Other Directorships: N/A


Delmer L. Toebben (Age: 72)

Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc.
  and Weitz Partners, Inc. - July, 1996
Principal Occupation(s) During Past 5 Years: Retired, 1999-
  Present; President, Curzon Advertising & Display, Inc. 1977-1999 Number of Portfolios Overseen in Fund Complex: 5
Other Directorships: N/A

                                    OFFICERS


Mary K. Beerling (Age: 62)

Position(s) Held with Fund: Vice President and Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years: Vice President,
  Wallace R. Weitz & Company, Weitz Series Fund, Inc.,
  Weitz  Partners, Inc.


Linda L. Lawson (Age: 49)

Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): June, 1992
Principal Occupation(s) During Past 5 Years: Vice President,
  Wallace R. Weitz & Company, Weitz Series Fund, Inc., Weitz
  Partners, Inc.

COMPENSATION TABLE


The table below includes certain information with respect to compensation of the directors of the Fund for the fiscal year ended March 31, 2003. Compensation of the officers of the Fund is paid by Weitz & Co.



                                                                   TOTAL COMPENSATION
                                           AGGREGATE            FROM WEITZ PARTNERS, INC.
                                          COMPENSATION         AND WEITZ SERIES FUND, INC.
NAME OF DIRECTOR                   FROM WEITZ PARTNERS, INC.        PAID TO DIRECTORS
----------------                   -------------------------   ---------------------------
Lorraine Chang, Director                   $ 9,687                       $ 24,500
John W. Hancock, Director                    9,687                         24,500
Richard D. Holland, Director                 9,687                         24,500
Thomas R. Pansing Jr., Director              9,096                         23,000
Delmer L. Toebben, Director                  9,687                         24,500
Wallace R. Weitz, Director(1)                  N/A                            N/A


(1) As a director who is also an officer of the investment adviser, Mr. Weitz received no compensation for his services as a director.

OWNERSHIP OF FUND SHARES BY DIRECTORS


The following table provides the range of ownership of the Fund's Board of Directors of shares of the Fund and Weitz Series Fund, Inc. as of December 31, 2002.


                              INTERESTED DIRECTORS

                                                           AGGREGATE DOLLAR RANGE
                                                           OF EQUITY SECURITIES IN ALL
                       DOLLAR RANGE OF SECURITIES IN THE   WEITZ FUNDS OVERSEEN BY
NAME OF DIRECTOR       FUND                                DIRECTOR
--------------------   ---------------------------------   ---------------------------
Wallace R. Weitz       Over $100,000                       Over $100,000

Thomas R. Pansing      None                                Over $100,000

                              INDEPENDENT DIRECTORS


                                                           AGGREGATE DOLLAR RANGE
                                                           OF EQUITY SECURITIES IN ALL
                       DOLLAR RANGE OF SECURITIES IN THE   WEITZ FUNDS OVERSEEN BY
NAME OF DIRECTOR       FUND                                DIRECTOR
--------------------   ---------------------------------   ---------------------------
Lorraine Chang         Over $100,000                       Over $100,000

John W. Hancock        $50,001 - $100,000                  Over $100,000

Richard D. Holland     Over $100,000                       Over $100,000

Delmer L. Toebben      None                                Over $100,000

OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS


BOARD COMMITTEES The Board has established an Audit Committee and a Corporate Governance Committee, both of which are composed of all of the independent directors of the Fund. The Audit Committee reviews the audit plan and results of audits and generally monitors the performance of the Fund's independent certified public accountants. The Audit Committee also serves as a Valuation Committee, overseeing the Fund's procedures on valuation of portfolio securities. During the fiscal year ended March 31, 2003, the Audit Committee met twice.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Director compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent director membership on the Board of Directors and evaluating candidates' qualifications for Board membership and their independence from Weitz & Co. The Committee will consider nominees recommended by shareholders of the Funds. Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124, Attention: Mary Beerling, Secretary. During the fiscal year ended March 31, 2003, the Corporate Governance Committee met once.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN RENEWING THE MANAGEMENT AND INVESTMENT ADVISORY CONTRACT WITH WALLACE R. WEITZ & COMPANY In determining whether to renew the Management and Investment Advisory Agreements between the Fund and Weitz & Co., the Board of Directors requested, and Weitz & Co. provided information and data relevant to the Board's consideration. Among the factors the Board considered was the overall performance of the Fund relative to the performance of other funds in the Fund's peer group on a long-term basis and over shorter time periods. In addition, the Board compared expenses of the Fund to the expenses of its peers. The Board also considered the fact that the Fund's advisory fees are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Fund and the level and quality of these services. They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Fund's participation in various "no-transaction fee", or "fund supermarket", programs. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Fund. The Board further reviewed Weitz & Co.'s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Directors, including a majority of the Independent Directors, concluded that the terms of the Management and Investment Advisory Agreement is fair and reasonable and the Board voted to renew the Agreement for an additional one-year period.

PROXY VOTING POLICY

The Fund has delegated proxy voting decisions on securities held in the Fund's portfolio to Wallace R. Weitz & Company, the investment adviser. The investment adviser has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of the Fund's shareholders, as determined by the investment adviser in good faith, subject to any restrictions or directions of the Fund. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser's fiduciary duties under the federal and state law to act in the best interest of its clients. The Board of Directors of the Fund has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a Fund), the investment adviser will generally vote in the manner recommended by management. Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis. An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted. With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the "Proxy Voting Committee") as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on the ownership of a particular security beyond the investment adviser's control make it impossible for the investment adviser to acquire as large a position in that security as the investment adviser determines is in the best interests of its clients, the investment adviser may, from time to time, enter into a Voting Agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer's proxies. The investment adviser will enter into such Agreements only when it determines that it is in the best interests of the client to do so. Any such Agreement will provide that any shares subject to the Agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If the investment adviser determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Fund, the investment adviser will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Fund's Board of Directors and obtain the consent of the committee before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or
(iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Fund's Board of Directors.

                         PRINCIPAL HOLDERS OF SECURITIES


As of June 30, 2003 the officers and directors of the Fund collectively owned 460,363 shares or 0.3% of the Fund's outstanding shares. Also as of that date, the following persons owned 5% or more of the Fund.



     NAME AND ADDRESS                          SHARES     PERCENT OWNED
     ----------------                          ------     -------------
     Customers of                            43,909,605       32.6%
     Charles Schwab & Co., Inc
     101 Montgomery Street
     San Francisco, CA 94104-4122

     The Manufacturer's Life Ins. Co. USA    25,147,648       18.6%
     250 Bloor Street East, 7th Floor
     Toronto, Ontario
     Canada M4W1E5

     Customers of                            20,711,790       15.4%
     National Financial Services Corp.
     200 Liberty Street, 5th Floor
     1 World Financial Center
     New York, NY 10281-1003


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND DISTRIBUTOR

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the Fund's investment adviser. Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the Fund's shares on a continuous basis without compensation from the Fund.

The Fund pays the investment adviser, on a monthly basis, an annual advisory fee based on the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                                 LESS THAN OR
              GREATER THAN         EQUAL TO          RATE
              ------------       ------------        ----
            $             0    $  2,500,000,000     1.00%
              2,500,000,000       5,000,000,000     0.90%
              5,000,000,000                         0.80%

The total investment advisory fees paid for the fiscal years ended March 31, 2003, 2002 and 2001 were as follows:

                           FISCAL YEAR ENDED MARCH 31,



                     2003            2002            2001
                     ----            ----            ----
                $  24,634,770   $  28,227,460   $  16,589,679


The investment adviser is responsible for selecting the Fund's securities. In addition, the investment adviser also provides certain management and other personnel to the Fund.

Weitz Securities, Inc., in its capacity as principal underwriter, will pay any sales or promotional costs incurred in connection with the sale of the Fund's shares.

The Fund pays all expenses of operations not specifically assumed by the investment adviser. Such costs include, without limitation: custodial, administrative and transfer agent fees; fees of legal counsel and independent public accountants; compensation of directors (other than those that are also officers of the investment adviser); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Fund; and expenses of complying with federal, state and other laws.


The investment advisory agreement provides that neither the investment adviser nor any of its officers or directors, agents or employees will have any liability to the Fund or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreement. The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the investment advisory agreement waives or limits any rights under such laws. The investment adviser has contractually retained all rights to the use of the name "Weitz" by the Fund. If the Fund were to contract with another investment adviser, the Fund could be required to change its name.

The investment adviser has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses to the extent of the advisory fee paid, if expenses, excluding interest, taxes and brokerage commissions, exceed 1.50% of the Fund's annual average daily net assets.


ADMINISTRATOR


Wallace R. Weitz & Company is also the administrator for the Fund in accordance with an Administration Agreement with Weitz Partners, Inc. Under the agreement, beginning August 1, 2003, the Fund will pay the administrator on a monthly basis, an annual fee based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS


                                 LESS THAN OR
              GREATER THAN         EQUAL TO          RATE     MINIMUM
              ------------       ------------        ----     -------
            $             0    $     25,000,000     0.200%   $ 25,000
                 25,000,000         100,000,000     0.175%
                100,000,000                         0.100%


Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, record keeping, compliance, registration, transfer agent and dividend disbursing.


For the period April 1, 2000 through July 31, 2003, the Fund paid the administrator, on a monthly basis, an annual fee, based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS



                                 LESS THAN OR
              GREATER THAN         EQUAL TO          RATE     MINIMUM
              ------------       ------------        ----     -------
            $             0    $     25,000,000     0.200%   $ 25,000
                 25,000,000         100,000,000     0.175%
                100,000,000         500,000,000     0.150%
                500,000,000                         0.050%



The total administrative fees paid to the administrator for the fiscal years ended March 31, 2003, 2002 and 2001 were as follows:

                           FISCAL YEAR ENDED MARCH 31,



                    2003            2002            2001
                    ----            ----            ----
                $ 1,769,018     $ 1,960,830     $ 1,360,737


SUB-TRANSFER AGENT

Wallace R. Weitz & Company has contracted with National Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Funds.

CUSTODIAN

The Fund's custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001. The custodian has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Fund.

AUDITOR

The Fund's independent accountant is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. The independent accountant provides audit and tax services to the Fund.

LEGAL COUNSEL

The Fund's legal counsel is Dechert, 1775 Eye Street N.W., Washington DC 20006-2401.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz & Co. is responsible for recommendations on buying and selling securities for the Fund and for determinations as to which broker is to be used in each specific transaction. Weitz & Co. attempts to obtain from brokers, the most favorable price and execution available. In over-the-counter transactions, orders are generally placed with a principal market maker unless the investment adviser determines that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and determining the most favorable price and execution all factors relevant to the Fund's best interest are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Fund's securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of the investment adviser, Weitz & Co. may pay a broker providing brokerage and research services to the Fund a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker's ability to execute difficult transactions in the future. Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by the investment adviser in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesmen. In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs of non-research services.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, the investment adviser makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Fund, other mutual funds managed by Weitz & Co. and other advisory clients. Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients. Weitz & Co. may include its own proprietary accounts in such aggregate trades. Weitz & Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.


During the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid $2,336,607, $2,908,117 and $1,941,932, respectively, in brokerage commissions for securities transactions in the Fund.


                       ORGANIZATION AND CAPITAL STRUCTURE

GENERAL
Weitz Partners, Inc. is authorized to issue a total of one billion shares of common stock in series with a par value of $.00001 per share. Three hundred million of these shares have been authorized by the Board of Directors to be issued in the series designated the Partners Value Fund. The Board of Directors may authorize additional shares in series without shareholder approval.

All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. Shares possess no preemptive or conversion rights.

Each share of the Fund has one vote (with proportionate voting for fractional shares). On some issues, such as the election of directors, all shares of the Fund vote together. Cumulative voting is authorized. This means that in a vote for the election of directors, shareholders may multiply the number of shares they own by the number of directors and then allocate such votes to one or more directors, thereby allowing for the possibility that a shareholder may be able to elect a director even though they do not have a majority of the outstanding shares. In the event that additional series of shares are authorized as separate funds, on issues affecting only a particular fund, the shares of the affected fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

SHAREHOLDER MEETINGS
Although the Fund may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Nebraska Business Corporation Act or unless required by the Investment Company Act of 1940 or at the direction of the Board of Directors of the Fund. Special meetings of the shareholders may be held, however, at any time and for any purpose, if called (a) by the Chairman of the Board, the President and two or more directors, (b) by one or more shareholders holding ten percent or more of the shares entitled to vote on matters presented to the meeting, or (c) if an annual meeting is not held within the earlier of six months after the end of the corporation's fiscal year or fifteen months after its last annual meeting, the Douglas County district court, upon application of any shareholder, may summarily order that such meeting be held. The Investment Company Act of 1940 requires a shareholder vote for all amendments to fundamental investment policies and investment advisory contracts.

                                PURCHASING SHARES

See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Fund.


To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Fund. The Fund does not accept cash, money orders, travelers checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks. The price paid for the shares purchased will be the next determined net asset value after the Fund receives the application and payment for the shares. All purchase orders are subject to acceptance by authorized officers of the Fund and are not binding until so accepted. The net asset value of the Fund's shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. If the completed order is received in good order before such time, the order will be effective on that day. If the completed order is received in good order after such time, the order will be effective on the following business day.


Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.


Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.



IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund must obtain the following information for each person who opens an account:

-  Name;
-  Date of birth (for individuals);
- Physical residential address (post office boxes are still permitted for mailing); and
- Social Security Number, Taxpayer Identification Number or other identifying number.

Following receipt of your information, the Fund is required to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

Effective October 1, 2003 Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Fund can verify the identity of the new account owner. The Fund may be required to not open your account, close your account or take other steps as we deem reasonable if we are unable to verify your identity.


                                PRICING OF SHARES

The Fund's net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is determined by calculating the market value of all the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. In calculating the net asset value of the Fund's shares:


     1. Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange will be valued using the Nasdaq Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price;


     2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices;

     3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;


     4. The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices; and


     5. The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Fund's Board of Directors.

                              REDEMPTION OF SHARES

Redemption of the Fund's shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal of securities owned by the Fund is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine its net asset value, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the investment adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the Fund's net asset value per share (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                                    TAXATION


Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND


Weitz Partners, Inc. intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not have to pay federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that with respect to 50% of a fund's assets on the last day of each fiscal quarter, no more than 5% of a fund's total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of any one issuer. Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a fund's assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer. The Fund is non-diversified under the Investment Company Act of 1940, but is diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.


DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a statement as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from income from the Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment companies are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at the applicable rate ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

FUND INVESTMENTS

MARKET DISCOUNT. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income or account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

ALTERNATIVE MINIMUM TAX. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.


                         CALCULATION OF PERFORMANCE DATA

The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.


YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA (BEFORE AND AFTER TAXES) REPRESENTS PAST PERFORMANCE OF THE FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT YOUR SHARES IN THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


The Fund may compare its performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard and Poor's 500 Stock Index, the Lipper Growth and Income Fund Index, the Russell 2000 Index and the NASDAQ and Value Line Composites. The Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

The Fund succeeded to substantially all of the assets of Weitz Partners II-Limited Partnership, a Nebraska investment limited partnership (the "Predecessor Partnership") as of December 31, 1993. The Fund's investment objectives and policies are materially equivalent to those of the Predecessor Partnership. Wallace R. Weitz was the general partner and portfolio manager for the Predecessor Partnership and is the portfolio manager for the Fund.

The average annual total returns and cumulative total return for the Fund and the Predecessor Partnership from inception (June 1, 1983) to March 31, 2003 were as follows:



                                               SINCE        CUMULATIVE
         ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION     TOTAL RETURN
         --------   ----------   ---------   ---------   ----------------
          -20.3%       5.2%        13.8%       14.7%          1429.8%


The Predecessor Partnership was not registered under the Investment Company Act of 1940 (the "Act") and therefore was not subject to certain investment restrictions imposed by the Act. If the Predecessor Partnership had been registered under the 1940 Act, the performance of the Predecessor Partnership may have been adversely affected.

                              FINANCIAL STATEMENTS


The audited financial statements and notes included in the Fund's Annual Report for the period ended March 31, 2003 are incorporated herein by reference. A copy of the Annual Report can be obtained without charge by contacting the Fund at its address or telephone number shown on the cover page of this Statement of Additional Information.

                                   APPENDIX A

              RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

                        RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

     BB--B--CCC--CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                            COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

     Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-l" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1   Superior capacity for repayment
          Prime-2   Strong capacity for repayment
          Prime-3   Acceptable capacity for repayment

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

EXHIBIT NO.    DESCRIPTION
-----------    -----------
  **1.         Articles of Incorporation

   *2.         Amended and Restated Bylaws

    5.         Amended and Restated Management and Investment Advisory Agreement
                dated February 3, 2003 - Partners Value Fund

  **6.         Distribution Agreement

  **8.         Custodian Agreement

    9.         Amended and Restated Administration Agreement dated
                August 1, 2003

 **10.         Opinion and Consent of Cline, Williams, Wright, Johnson & Oldfather

   11.         Consent of PricewaterhouseCoopers LLP

 **13.         Subscription Agreement of Wallace R. Weitz

  *14.         Code of Ethics - Weitz Partners, Inc., Weitz Series Fund, Inc.,
                Wallace R. Weitz & Company and Weitz Securities, Inc.

* Incorporated by reference in Fund's Post-Effective Amendment No. 7 on Form N-1A filed April 30, 2000.

** Incorporated by reference in Fund's Post-Effective Amendment No. 5 on Form N-1A filed April 30, 1998.


Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None.

Item 25. INDEMNIFICATION

     Section 21-20,103 of the Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth in such section. The Registrant has made such indemnification mandatory. Reference is made to Article VIII.d. of the Articles of Incorporation (Exhibit 1) and Article XIII of the Bylaws (Exhibit 2) of the Registrant.

     The general effect of these provisions is to require a corporation to indemnify an individual against judgments, settlements, penalties, fines and reasonable expenses incurred by a director or officer who is a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, formal or informal because the individual is an officer or director if: (1) the director or officer acted in good faith; (2) the director or officer reasonably believed: (a) in the case of conduct in an official capacity, that the conduct was in the best interests of the corporation; and (b) in all other cases that the conduct was at least not opposed to the best interests of the corporation; and (3) in the case of a criminal proceeding, the director or officer has no reasonable cause to believe the conduct was unlawful. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

     Nevertheless, Article VIII.d. of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as amended and Article XIII of the Fund's Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In addition to the indemnification provisions contained in the Registrant's Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment

Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement. Finally, the Registrant has also included in Article XI of its Articles of Incorporation (Exhibit 1) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty of such directors. Such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                                                                                  PRINCIPAL OCCUPATION
                                       POSITIONS WITH                               (PRESENT AND FOR
             NAME                         ADVISER                                    PAST TWO YEARS)
             ----                         -------                                    ---------------
Wallace R. Weitz                President, Treasurer and       See caption "Management" in the Statement of Additional
                                Director                       Information forming a part of this Registration Statement

Barbara V. Weitz                Secretary and Director         Faculty Member, University of Nebraska at Omaha

Mary K. Beerling                Vice President and             See caption "Management" in the Statement of Additional
                                Assistant Secretary            Information forming a part of this Registration Statement

Linda L. Lawson                 Vice President                 See caption "Management" in the Statement of Additional
                                                               Information forming a part of this Registration Statement

Item 27.   PRINCIPAL UNDERWRITERS

(a) The Distributor is also the principal underwriter and distributor of Weitz Series Fund, Inc., a registered investment management company also advised by Wallace R. Weitz & Company.

(b)  Directors and Officers:


     NAME AND PRINCIPAL        POSITIONS AND OFFICES    POSITIONS AND OFFICES
     BUSINESS ADDRESS          WITH UNDERWRITER         WITH REGISTRANT
     ----------------          ----------------         ---------------
     Wallace R. Weitz          President, Treasurer     President, Treasurer,
     Suite 600                 and Director             and Director
     1125 South 103 Street
     Omaha, NE 68124-6008

      Mary K. Beerling         Vice President,          Vice President
      Suite 600                Secretary                and Secretary
      1125 South 103 Street    and Director
      Omaha, NE 68124-6008


(c)  Not applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other records required to be maintained by the Partners Value Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Wallace R. Weitz and Company, 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as investment adviser, administrator and transfer agent for the Partners Value Fund); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for the Partners Value Fund);. National Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as sub-transfer agent for the Partners Value Fund), and
(4) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001 (records relating to its function as custodian for the Partners Value Fund).

Item 29.   MANAGEMENT SERVICES

     Not applicable.

Item 30.   UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 30th day of July, 2003. By execution hereof, the undersigned hereby certifies that this Post-Effective Amendment meets all the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933.

                                             WEITZ PARTNERS, INC.

                                             By:   /s/ Wallace R. Weitz
                                                --------------------------
                                             Wallace R. Weitz, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on July 30, 2003:


            SIGNATURE                                      TITLE
            ---------                                      -----
  /s/ Wallace R. Weitz                           President, Principal Executive Officer,
------------------------------------             Principal Financial and Accounting Officer
Wallace R. Weitz                                 and Director

  /s/ John W. Hancock*                           Director
------------------------------------
John W. Hancock

  /s/ Richard D. Holland*                        Director                /s/ Wallace R. Weitz
------------------------------------                                   -------------------------------
Richard D. Holland                                                     Wallace R. Weitz
                                                                       Attorney-in-fact

  /s/ Thomas R. Pansing, Jr.*                    Director
------------------------------------
Thomas R. Pansing, Jr.

  /s/ Delmer L. Toebben*                         Director
------------------------------------
Delmer L. Toebben

  /s/ Lorraine Chang*                            Director
------------------------------------
Lorraine Chang

* Pursuant to Power of Attorney filed herewith.

                               [WEITZ LETTERHEAD]


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.


July 30, 2003


                                                  /S/ John W. Hancock
                                                  -------------------------
                                                  John W. Hancock

                               [WEITZ LETTERHEAD]


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.


July 30, 2003


                                                  /S/ Richard D. Holland
                                                  -------------------------
                                                  Richard D. Holland

                               [WEITZ LETTERHEAD]


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.


July 30, 2003


                                                  /S/ Thomas R. Pansing
                                                  -------------------------
                                                  Thomas R. Pansing

                               [WEITZ LETTERHEAD]


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.


July 30, 2003


                                                  /S/ Delmer L. Toebben
                                                  -------------------------
                                                  Delmer L. Toebben

                               [WEITZ LETTERHEAD]


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.


July 30, 2003


                                                  /S/ Lorraine Chang
                                                  -------------------------
                                                  Lorraine Chang

                                    Exhibits

                                       To

                              Weitz Partners, Inc.

                       Post-Effective Amendment Number 10

                                       To

                                    Form N-1A

                            as filed on July 30, 2003

                                    EXHIBITS

EXHIBIT NO.         DESCRIPTION
-----------         -----------
    5.              Amended and Restated Management and Investment Advisory
                      Agreement Dated February 3, 2003--Partners Value Portfolio

    9.              Amended and Restated Administration Agreement Dated
                      August 1, 2003

   11.              Consent of PricewaterhouseCoopers LLP